SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2002

                          eResource Capital Group, Inc.

             (Exact name of registrant as specified in its charter)

               Delaware                                       1-8662
---------------------------------                 ----------------------------
    (State or other jurisdiction                    (Commission File Number)
            of incorporation)

                                    23-226039
                -------------------------------------------------
                        (IRS Employer Indentification Number)

            5935 Carnegie Boulevard, Suite 101, Charlotte, NC 28209
            -------------------------------------------------------
                (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:(704)553-9330


ITEM 5. OTHER EVENTS

         eResource Capital Group, Inc. (the "Company") has signed of a letter of intent to raise $4,350,000 in cash and other assets through the sale of a minority interest of approximately 25% in the Company's home technology business.

         On April 17, 2000, the Company executed a binding letter of intent (the "Letter of Intent") to exchange 100% of the common stock of its wholly owned subsidiary LST, Inc. for 16,000,000 restricted shares (the "Share Consideration") of PRNM in a non-taxable transaction (the "Princeton Transaction"). After the closing of the Princeton Transaction, the Company will own 16,000,000 shares of PRNM or approximately 75% of its then issued and outstanding voting Common Stock and will control PRNM. PRNM will file a registration statement to register the Share Consideration as soon as practicable following execution of the definitive acquisition agreement, but in no event later than six months from the date of the closing of the transaction.

         The parties also agreed in the Letter of Intent to use their best efforts to sign a definitive agreement concerning this transaction by no later than May 24, 2002. The Princeton Transaction is contingent upon PRNM having no more than 5,500,000 shares outstanding as of the closing date, on a fully-diluted basis. PRNM has represented to the Company that its Board of Directors approved the Princeton Transaction on April 17, 2002. The Company's Board of Directors approved the Princeton Transaction on April 10, 2002. The Company expects the Princeton Transaction to close on or before June 30, 2002 ("the Closing"). The Letter of Intent is attached hereto as Exhibit 99.1 to this filing.

Background

         The Company acquired LST, Inc., d/b/a Lifestyle Technologies ("Lifestyle"), in April 2001. Lifestyle was formed to take advantage of the fast growing home technology and security market by integrating high-speed Internet, security, satellite and entertainment and communications applications in new and existing homes or commercial buildings. In the fourth quarter of fiscal 2001, the Company worked with Lifestyle to develop a national franchising program, which was implemented in September 2001. In connection with the launch of the franchising program, Lifestyle sold its Raleigh, NC, Hilton Head, SC, Greenville, SC and Columbia, SC locations to franchisees and has sold the franchise rights to ten additional markets. Also, in July 2001, LST acquired a home technology business located in Atlanta, GA. The Company currently operates locations in Charlotte, NC and Atlanta, GA.

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BUSINESS OF PRNM

         PRNM, an Idaho corporation, presently owns a small real estate investment in Dallas, Texas, but has no substantial operating business. PRNM trades under the ticker "OTCBB:PRNM". PRNM's principal executive offices are located at 1111 South Main Street, Suite 127, Grapevine, TX 76051. Subsequent to the Closing, PRNM's principal executive offices are expected to be re-located to Dallas, TX and its name changed to better reflect its new corporate direction.

Terms of the Princeton Transaction
----------------------------------
         The following is a summary of certain terms of the Letter of Intent. Any capitalized term not defined in this Form 8-K shall have the meaning set forth in the Letter of Intent.

Share Exchange
--------------
         The Letter of Intent provides that the Company will exchange all of the issued and outstanding shares of the capital stock of Lifestyle for 16,000,000 restricted shares of PRNM's Common Stock, provided, however, that such number of shares shall be adjusted to the extent necessary to prevent the product of the number of PRNM shares issued to the Company and the average closing stock price of PRNM's common stock on the NASDAQ Bulletin Board over the twenty (20) days immediately preceding the Closing from falling below $16,000,000. The Shares to be issued to RCG shall be registered by PRNM (A) pursuant to a registration statement on Form S-4 and (B) under any applicable state securities laws, as soon as reasonably practicable following execution of the merger agreement, but in any event no later than six months after the Closing.

Board of Directors and Management
---------------------------------
         The Letter of Intent also provides that the Company will be entitled to elect two (2) members of PRNM's Board of Directors as of the Closing. The Board of Directors at Closing will elect the new Chief Executive Officer of PRNM.

Stock options
-------------
         The Letter of Intent also provides that each outstanding option or warrant issued to Lifestyle employees, or in connection with the Company's acquisition of Lifestyle, entitling the holder to purchase shares of the Company's Common Stock will be converted into an option or warrant to purchase a number of shares of PRNM common with an appropriate adjustment to share numbers and a similar adjustment in exercise price.

Bridge Loan
-----------
         Within 15 days of the date of the signing of the Letter of Intent, PRNM shall extend a $275,000 loan to LST. If the Princeton Transaction is not consummated, PRNM shall, and RCG shall cause LST to, enter into a loan agreement on such terms as the parties may agree.

Representations, Warranties, Conditions and Covenants
-----------------------------------------------------
         The Letter of Intent contains the following representations and covenants of PRNM: PRNM shall covenant to have approximately (A) (i) $1,300,000 in cash and short-term liquid investments and (ii) $3,050,000 worth of other net tangible assets and (B) not more than $40,000 in liabilities, as of the Closing.

         PRNM agreed not to take any action outside of the ordinary course of business without the prior written consent of RCG, provided, however, that PRNM shall be entitled to take such action as is reasonably necessary to limit the outstanding shares of PRNM common stock to no more than 5,500,000 as of the Closing. The Company agreed not to take any action outside of the ordinary course of business with respect to Lifestyle, to negotiate exclusively with PRNM with respect to the sale of Lifestyle and not to solicit, negotiate, enter into any agreement or entertain other offers or alternate acquisition or merger proposals for Lifestyle, its assets or stock from the date of the Letter of Intent until the earlier of (i) termination of the merger agreement and (ii) June 30, 2002.

         The Company and PRNM will make certain customary representations and warranties in the definitive agreements for this transaction, including representations and warranties regarding their authority to enter into the Princeton Transaction and the respective due organization and good standing of the Company and PRNM. The obligations of each the Company and PRNM to consummate the transactions contemplated by the Princeton Transaction will be subject to the satisfaction or waiver of certain customary conditions, such as that the representations and warranties made by each party to the Princeton Agreement be true and correct as of Closing and the absence of litigation, pending or threatened, to enjoin the consummation of the Princeton Transaction. At the time of Closing, the Company and PRNM will determine whether all the foregoing conditions have been satisfied or waived and that all the covenants of PRNM have been fulfilled.

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

         The foregoing description of the Princeton Transaction and the Letter of Intent is qualified in its entirety by reference to the Letter of Intent, which is filed as Exhibit 99.1 to this filing and is incorporated herein by reference.

ACCOUNTING TREATMENT

         For accounting purposes, the Princeton Transaction will be treated as an issuance of equity in Lifestyle for cash and other assets, i.e. a capital stock transaction. RCG will continue to consolidate the financial statements of Lifestyle and will record minority interest equal to the fair value of the assets received in the Princeton Transaction, or approximately $4,350,000. Neither the Company nor Lifestyle will not record any gain or loss as a result of the Closing of the Princeton Transaction.

         Lifestyle's historical financial statements will become the separately reported historical financial statements of the public entity PRNM. The fair value of PRNM's net assets acquired will be recorded on Lifestyle's financial statements as of the date of Closing with a corresponding increase in Lifestyle's stockholders' equity. PRNM will be required to continue to fulfill its reporting requirements as a public company.

PROPOSED DIVIDEND OF PRNM COMMON STOCK

         The Company intends to distribute a portion of the PRNM shares that it receives in connection with this transaction to its stockholders (the "Distribution"). The establishment of a record date and the amount of the Distribution itself has not been determined, but it is the present intent of the Company's Board of Directors that any such distribution would occur after the effectiveness of the registration statement on which the Share Consideration is registered.


ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Letter of Intent dated April 17, 2002.
99.2 Press release dated April 22, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

eResource Capital Group, Inc.

Date: April 22, 2002              By: /s/ JOHN W. VAN HEEL
                                  ------------------------
                                  John Van Heel
                                  Vice President of Finance


                                  EXHIBIT INDEX

99.1 Letter of Intent, dated April 17, 2002.
99.2 Press release dated April 22, 2002.


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EXHIBIT 99.1


CONFIDENTIAL

                                Letter of Intent

DATE:             April 17, 2002

PARTIES: Princeton Mining Company, an Idaho corporation ("PRNM") eResource Capital Group, Inc., a Delaware corporation ("RCG")

TRANSACTION:      Newly formed acquisition subsidiary ("Acquisition Sub"), a wholly-owned subsidiary of PRNM, to acquire from RCG a 100% interest in LST, Inc. ("LST"), a wholly-owned subsidiary of RCG, through acquisition of all outstanding LST shares (the
                  "Acquisition") in a reverse triangular merger of Acquisition
                  Sub into LST, whereby LST will be the surviving corporation and a wholly-owned subsidiary of PRNM.

PURCHASE PRICE
AND PAYMENT:      16,000,000 fully-paid, nonassessable shares (the "Shares")
                  of common stock of PRNM; provided, however, that such number of shares shall be adjusted to the extent necessary to prevent the product of the number of PRNM shares issued to RCG and the average closing stock price of PRNM's common stock over the twenty (20) days immediately preceding the closing (the "Closing") of the Acquisition from falling below $16,000,000. The Shares to be issued to RCG shall be registered by PRNM (A) pursuant to a registration statement on Form S-4 and (B) under any applicable state securities laws, as soon as reasonably practicable following execution of the acquisition agreement, but in any event no later than 6 months from the date of the Closing.

RCG STOCK
OPTIONS/
WARRANTS:         Each outstanding option or warrant issued to LST employees, or in connection with RCG's acquisition of LST, entitling the holder to purchase shares of RCG will be converted into an option or warrant to purchase PRNM stock with an appropriate adjustment to share numbers and a similar adjustment in exercise price. It is understood that LST related RCG stock options will be subject to change-of-control acceleration provisions. RCG will not grant any stock options to LST employees after the date hereof. Upon consummation of the Acquisition, PRNM shall negotiate in good faith to enter into employee stock option agreements with LST employees hired on or after the date hereof.

PRNM BOARD
SEATS: RCG will be entitled to elect two (2) members of PRNM's Board of Directors as of the Closing. Such Board representatives shall be entitled to receive the same expense reimbursements granted to outside Board representatives. The Board of Directors at Closing will elect the new Chief Executive Officer of PRNM.

CLOSING; CLOSING
CONTINGENCIES:    The Closing of the transactions contemplated by this Letter of
                  Intent shall occur no later than June 30, 2002, and shall be contingent upon (i) PRNM having no more than 5,500,000 shares outstanding as of the Closing on a fully-diluted basis, and
                  (ii) the approval of the Acquisition by RCG's Board of Directors and ratification of the Board's approval by RCG's shareholders. PRNM hereby represents and warrants that the Acquisition was approved by its Board of Directors as of April
                  17, 2002.

EXPENSES:         All expenses incurred in connection with the Acquisition will be paid by the party incurring such costs.

NO BROKERS:       Neither party shall have retained a broker or owe any broker commissions in connection with the Acquisition.

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

PUBLIC
ANNOUNCEMENTS:    The existence and terms of this Letter of Intent may be
                  disclosed by each of the parties in respective press releases with prior notice to the other party as to the content of such release.

OTHER TERMS:
                  Definitive Agreement. PRNM and RCG will use their best efforts to sign an acquisition agreement concerning the matters contemplated hereby by no later than May 24, 2002. The acquisition agreement shall contain standard public company representations, warranties and covenants relating to LST and the Shares and shall provide for indemnification for breaches of such representations, warranties and covenants. PRNM shall covenant to have approximately (A) (i) $1,300,000 in cash and short-term liquid investments and (ii) $3,050,000 worth of other net tangible assets and (B) not more than $40,000 in liabilities, as of the Closing. Each of PRNM and RCG agrees to negotiate in good faith with respect to the terms and conditions of the acquisition agreement.

                  Bridge Loan. Within 15 days of the date hereof, PRNM shall extend a $275,000 loan to LST. If the Acquisition is not consummated, PRNM shall, and RCG shall cause LST to, enter into a loan agreement on such terms as the parties may agree.

                  Exclusivity. RCG agrees to negotiate exclusively with PRNM with respect to the sale of LST and not to solicit, negotiate, enter into any agreement or entertain other offers or alternate acquisition or merger proposals for LST, its assets or stock from the date hereof until the earlier of (i) termination of the acquisition agreement and (ii) June 30, 2002.

                  Representations and Covenants. PRNM represents that it has approximately 29,000,000 shares of capital stock outstanding on a fully-diluted basis. PRNM hereby covenants and agrees not to take any action outside of the ordinary course of business without the prior written consent of RCG, including effectuating any corporate restructuring, declaring or paying any dividends or other distributions with respect to capital stock, effectuating any stock split, combination or reclassification of capital stock, issuing any shares of capital stock or securities convertible into stock, or accelerating or amending the period of exercisability of or repricing of warrants, prior to the Closing; provided, however, PRNM shall be entitled to take such action as is reasonably necessary to fulfill subsection (i) of the Closing Contingencies set forth above. RCG hereby covenants and agrees not to take any action outside of the ordinary course of business with respect to LST.

                  Governing Law: This Letter of Intent shall be governed by Delaware law, without regard to its principles of conflicts of law.

                  Counterparts.     This Letter of Intent may be executed in
                  counterparts (whether by facsimile or otherwise), each of which shall be deemed an original and all of which shall constitute one and the same agreement.

BINDING NATURE:   Upon execution of this Letter of Intent by both
                  parties hereto, the provisions hereof shall constitute the legally binding and enforceable agreements of PRNM and RCG and their respective successors and permitted assigns in consideration of the costs to be borne by the parties in pursuing the proposed Acquisition and the parties mutual undertakings as to the matters described herein.


                                            eRESOURCE CAPITAL GROUP, INC.

                                            By:
                                                ------------------------------
                                            Print Name:
                                                       -----------------------
                                            Title:
                                                  ----------------------------


                                            PRINCETON MINING COMPANY

                                            By:
                                               -------------------------------
                                            Print Name:
                                                      -----------------------
                                            Title:
                                                  ----------------------------
                                       5


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EXHIBIT 99.2

                      [EResource Capital Group letterhead]

eResource Capital Group, Inc. Signs LOI to Sell Approximately 25% of LifeStyle Technologies for $4.35 Million in Cash and Other Assets

Charlotte, NC--April 22, 2002--eResource Capital Group, Inc. ("RCG," AMEX: RCG) announced today that it has signed a letter of intent to sell a portion of LST, Inc. d/b/a LifeStyle Technologies ("LST"), its' home technology subsidiary, to Princeton Mining Company ("PRNM," OTCBB: PRNM). The transaction has an approximate equity value of $16 million and is expected to close no later than June 30, 2002, at which time LST will become a wholly-owned subsidiary of PRNM. Upon closing, RCG will receive 16,000,000 shares of PRNM common stock, which represents approximately 75% of the outstanding stock of PRNM. Upon assuming control, RCG anticipates changing PRNM's name to reflect the new corporate direction. The transaction is contingent upon PRNM having no more than 5.5 million shares outstanding at closing. The transaction will add approximately $4.35 million in assets, of which $1.3 million will be cash, to the existing assets of LST.

 "We have a better opportunity to maximize the success of LST by it being a stand-alone entity" stated Mike Pruitt, President and CEO of RCG. RCG invested approximately $8.5 million to acquire the LST business and has spent the last 13 months developing the business. Significant milestones include establishing and initiating a national franchise program and entering the Atlanta market. As a result of internal growth and franchising, the LifeStyle Technologies' network has grown from one location in Charlotte with 5 employees to 13 locations with over 100 employees.

Mr. Pruitt indicated that RCG intends to both register and distribute a portion of the 16 million shares it receives in PRNM to shareholders of RCG at a future date. "We hope that this transaction will increase shareholder value by helping unlock the value of LST, as well as provide the investment community with the ability to invest directly in LST."


About LifeStyle Technologies
----------------------------
LST, based in Charlotte, N.C., is positioned to take advantage of the fast growing home technology and security market by integrating high-speed Internet, security, satellite, and entertainment and communication applications in new and existing homes or commercial buildings. Through its' 11 franchise locations and company-owned locations in Charlotte, NC and Atlanta, GA, LST works with owners of existing homes, as well as with new home builders and buyers, to install the necessary infrastructure - including both hardware and wiring - to enhance the end-user's enjoyment and interaction with new technologies. For more information or to contact Lifestyle directly, visit www.lifestech.com or call, toll free, 1-866-543-3789.

About eResource Capital Group
-----------------------------
eResource  Capital  Group,  Inc.  (AMEX:  RCG),  based in Charlotte,  N.C., is
                                  -----------
a network of technology and service companies brought together under one operating company to benefit from synergistic relationships and the infusion of intellectual and capital resources. RCG plans to strengthen its network through timely acquisitions and by growing and enhancing its member companies. Operating companies in the RCG network include: LifeStyle Technologies; flightserv.com; Internet Aviation Services, Ltd.; DM Marketing, Inc.; Avenel Ventures, Inc.; Avenel Alliance, Inc.; and Logisoft Computer Products Corp. More information is available on RCG at www.eresourcecapital.com.
                   -------------------------
For investor information, contact Andrew Lauman at 704-553-9330 ext. 23 or adl@eresourcecapital.com.
------------------------


Statements in this news release about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the company's existing network will be implemented or accomplished, are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its network due to a lack of capital or an inability to identify acquisition candidates, as well as those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

INVESTOR RELATIONS: Andrew Lauman, eResource Capital Group, Inc.
                  , adl@eresourcecapital.com Telephone: 704-553-9330
                    ------------------------

                                  End of Filing

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